Exhibit 10.4

Agency Agreement and Power of Attorney

This Agency Agreement and Power of Attorney is entered into by and between Berry Petroleum Company, LLC, a Delaware limited liability company, (referred to herein as “BPC”) and Linn Operating, Inc., a Delaware corporation, (referred to herein as “Linn Operating” and together with BPC referred to as the “Parties”).

Whereas, BPC owns various rights and interests within the continental United States (such rights and interests referred to herein as the “Properties”).

Whereas, Linn Operating is properly licensed or bonded under the rules and regulations of each state where the Properties are located to conduct oil and gas operations in such state, and

Whereas, Linn Operating and BPC are both wholly-owned subsidiaries and Linn Energy, LLC;

Whereas, Linn Operating performs administrative processes for BPC; and

Whereas, BPC wishes to resolve any question of the right of Linn Operating to act as operator for and conduct business transactions on behalf of BPC;

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Parties, the Parties agree as follows:

BPC hereby appoints and authorizes Linn Operating to serve the exclusive Special Agent and Attorney-In-Fact for BPC, empowered to conduct oil and gas operations on the Properties on behalf of BPC.

BPC further appoints and authorizes Linn Operating, to serve as the exclusive Special Agent and Attorney-In-Fact for BPC to conduct the following business on their behalf:

(i)
the sale, purchase, exchange or other disposition of natural gas (including all substances contained in or injected into natural gas), hereafter referred to as “gas,” condensate, oil, and any substance produced in association with gas, oil or condensate, hereafter referred to as “associated substances”;

(ii)
the gathering, transportation, storage, shipment and other physical or transactional movement of gas, condensate, oil and associated substances by pipeline, truck, barge or any other mode (including related functions such as pooling, aggregation, quality banking, gravity banking and balancing);

(iii)	the separation, treatment, and other handling of gas and other handling of gas, condensate, oil and associated substances;

(iv)	the processing of gas and associated substances;

(v)
the sale, purchase, exchange and disposition of natural gas liquids and/or other products and byproducts resulting form the processing of natural gas and associated substances, hereafter referred to as “products”; and

(vi)	the storage, shipment and other physical or transactional movement of products by pipeline, truck, barge or any other mode.

BPC further appoints and authorizes Linn Operating to serve as the exclusive Special Agent and Attorney-In-Fact for BPC to:

(i)provide any notice, flow nomination, confirmation, tender or related documents to any pipeline, plant operator or other service provider on behalf of BPC that Linn Operating may determine is necessary or desirable to conduct the foregoing business, it being understood and agreed that the term of such contract or other binding commitment may extend beyond the term of this Agreement;

(ii)to negotiate, enter into and execute any contract, contract amendment and other binding commitment on behalf of BPC that Linn Operating may determine is necessary or desirable to conduct the foregoing business,

(iii)to compromise and settle any claims and disputes arising out of or in connection with the foregoing business on behalf of BPC in such manner as Linn Operating may determine is necessary or desirable,

(iv)to receive payments on behalf of BPC,

(v)to make payments on behalf of BPC, and

(vi)to act on behalf of and as proxy for BPC in any authorization, approval, vote or other action required to conduct the foregoing business.

Linn Operating hereby accepts such designation and authority, subject to the following requirements:

Linn Operating shall at all times maintain and keep in full force and effect such limits of coverage and such bonding and licensing as required by rule, regulations and/or statute of the appropriate jurisdictional authority so as to be and remain qualified as an oil and gas operator in each state where the Properties are located.

This Agreement shall become effective upon execution and shall apply to all Properties and related production owned or controlled by BPC on or after December 1, 2007 at 12:01 A.M. local time in the location of such Property. BPC hereby ratifies and adopts all actions taken by Linn Operating on their behalf as contemplated by this Agency Agreement after such date, including, without limitation, Linn Operating conducting any and all oil and gas operations, Linn Operating conducting business transactions, and otherwise in Linn Operating representing the interest of BPC.

This Agreement may be terminated by either Party giving notice thereof to the other Party, whereupon the power of attorney granted hereby to Linn Operating shall automatically be revoked.

AGREED TO this 5th day of March, 2014.

Berry Petroleum Company, LLC		Linn Operating, Inc.

By:	/s/ David B. Rottino	By:	/s/ David B. Rottino
	David B. Rottino Senior Vice President Finance and Business Development		David B. Rottino Senior Vice President Finance and Business Development

State of Texas    )
)
County of Harris     )

This instrument was acknowledged before me on the 5th day of March, 2014, by David B. Rottino, Senior Vice President – Finance and Business Development of Linn Operating, Inc., on behalf of said corporation.

/s/ Aimee D. Stadtfeld
Notary Public, State of Texas

My commission expires:

November 8, 2017

State of Texas    )
)
County of Harris     )

This instrument was acknowledged before me on the 5th day of March, 2014, by David B. Rottino, Senior Vice President – Finance and Business Development of Berry Petroleum Company, LLC, on behalf of said limited liability company.

/s/ Aimee D. Stadtfeld
Notary Public, State of Texas

My commission expires:

November 8, 2017